UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 4, 2021, ACNB Corporation (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 8,715,020 shares of the Company’s common stock were entitled to vote as of March 15, 2021, the record date for the Annual Meeting. There were 6,385,937 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results for each such proposal.

Proposal No. 1 – To Elect Class 2 Directors

The shareholders voted to elect four (4) Class 2 Directors to serve for terms of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Donna M. Newell	4,396,990	301,677	1,687,270
D. Arthur Seibel, Jr.	4,409,377	289,290	1,687,270
David L. Sites	4,499,178	199,489	1,687,270
Alan J. Stock	4,415,702	282,965	1,687,270

Proposal No. 2 – To Conduct a Non-Binding Vote on Executive Compensation

The shareholders voted to approve, on a non-binding basis, the compensation paid to the Company’s Named Executive Officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,953,696	575,112	169,859	1,687,270

Proposal No. 3 – To Ratify the Selection of the Independent Registered Public Accounting Firm

The shareholders voted to ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
6,271,099	44,166	70,672	0

ITEM 7.01	Regulation FD Disclosure

On May 4, 2021, James P. Helt, President & Chief Executive Officer of the Registrant, made a presentation at the 2021 Annual Meeting of Shareholders held in a virtual meeting format. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	ACNB Corporation 2021 Annual Meeting Presentation Slides.

99.2	ACNB Corporation Press Release dated May 6, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 6, 2021	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/
Secretary & Chief Governance Officer